                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      23
             NOTES TO FINANCIAL STATEMENTS      28
    TRUST OFFICERS AND IMPORTANT ADDRESSES      32

Long-term investment strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a

                    variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

------------------------------
NYSE Ticker Symbol - VOT
------------------------------

                                                  MARKET(1)    NAV(2)
--------------------------------------------------------------------------
Six-month total return                               7.12%       4.24%
--------------------------------------------------------------------------
One-year total return                               14.99%      12.25%
--------------------------------------------------------------------------
Five-year average annual total return                8.16%       6.54%
--------------------------------------------------------------------------
Life-of-Trust average annual total return            3.76%       4.79%
--------------------------------------------------------------------------
Commencement date                                              6/25/93
--------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                         5.86%
--------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                    9.16%
--------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               4.10%
--------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               3.65%
--------------------------------------------------------------------------
Preferred share (Series C) rate(5)                               3.70%
--------------------------------------------------------------------------
Net asset value                                                 $13.98
--------------------------------------------------------------------------
Closing common stock price                                      $12.28
--------------------------------------------------------------------------
Six-month high common stock price (01/19/01)                  $13.4375
--------------------------------------------------------------------------
Six-month low common stock price (11/30/00)                   $11.3125
--------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  66.9%   [PIE CHART]
- AA/Aa..............  15.1%
- A/A................  11.6%
- BBB/Baa............   5.7%
- BB/Ba..............   0.3%
- Non-Rated..........   0.4%
As of October 31, 2000
- AAA/Aaa............  63.3%   [PIE CHART]
- AA/Aa..............  14.4%
- A/A................  14.7%
- BBB/Baa............   6.6%
- BB/Ba..............   0.3%
- Non-Rated..........   0.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/ Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.065
12/00                                                                            0.065
1/01                                                                             0.065
2/01                                                                             0.060
3/01                                                                             0.060
4/01                                                                             0.060

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
Health Care                                                                14.40                              13.70
Retail Electric/Gas/Telephone                                              13.90                              12.20
Transportation                                                              9.70                              10.20
Public Education                                                            9.50                               4.00
General Purpose                                                             8.70                              11.00

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1993 through April 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/93                                                                      14.9500                            14.9500
                                                                          15.6900                            14.7500
                                                                          15.4800                            14.0000
                                                                          13.2100                            12.2500
6/94                                                                      13.0900                            12.5000
                                                                          12.7800                            11.1250
                                                                          12.0600                            10.2500
                                                                          13.3200                            11.7500
6/95                                                                      13.1300                            11.1250
                                                                          13.3900                            11.2500
                                                                          14.3000                            11.5000
                                                                          13.5700                            11.5000
6/96                                                                      13.4300                            11.1250
                                                                          13.7500                            11.6250
                                                                          14.0000                            11.5000
                                                                          13.6300                            11.7500
6/97                                                                      14.0600                            12.2500
                                                                          14.4700                            12.8750
                                                                          14.8000                            13.5000
                                                                          14.7800                            13.5000
6/98                                                                      14.6200                            13.6250
                                                                          15.2100                            13.9375
                                                                          15.0300                            14.5000
                                                                          14.8800                            14.1250
6/99                                                                      14.1700                            12.9370
                                                                          13.6500                            11.9375
                                                                          13.0900                            11.6875
                                                                          13.4400                            11.5000
6/00                                                                      13.4000                            11.3125
                                                                          13.6600                            12.0620
                                                                          14.2700                            12.3750
                                                                          14.4600                            12.4800
4/01                                                                      13.9800                            12.2800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED
APRIL 30, 2001. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q  WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID
    THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in
late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.06 per share translates to a distribution rate of 5.86 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 9.16 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 7.12 percent based on market price. This reflects an increase in market price from $11.8125 per share on October 31, 2000, to $12.28 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q  HOW DID YOU REACT
    TO THESE CONDITIONS IN
    MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over the course of the reporting period, due in part to added investment in high-grade bonds. When we made new investments in high-grade issues, we often looked to the long-term portion of the maturity spectrum for opportunities, primarily targeting securities with maturities in the 20-to-30-year range. We added in a mix of premium bonds and discount bonds, investing in opportunities based on their value relative to higher-yielding, lower-rated securities as we worked toward achieving an effective balance of risk and reward. We also made some purchases of high-grade premium bonds in the 11-to-18-year maturity range.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    In some cases, we replaced BBB rated securities with either higher-grade issues or with similarly rated issues that offered improved potential returns over time, particularly as yield spreads (the difference in yield between high-grade and lower-rated bonds) widened over the fourth quarter of 2000 and into January 2001.

    One of the challenges we face is when an older bond with a higher yield is called and we have to reinvest those assets in today's lower interest-rate environment. At current rates, we can expect that the trust's income stream will be diminished over time by these early calls.

Q  HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION
    OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was more than
93.6 percent of total long-term investments. This includes the trust's increased allocation in AAA rated securities (the highest rating category), which climbed to 66.9 percent as of April 30, 2001, up from 63.3 percent at the start of the period. The trust's allocation of BBB rated bonds stood at 5.7 percent, down by
0.9 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. The largest portion of the trust--14.4 percent of long-term investments--consisted of health-care bonds as of April 30, 2001, up by 0.7 percent over the period. Retail gas/electric bonds remained the trust's second largest holding, representing 13.9 percent, up from 12.2 percent as of October 31, 2000. The biggest increase in allocation occurred in the public education sector, which grew to 9.5 percent, up from just 4.0 percent six months ago.

    In general, the portfolio's composition reflects investment decisions that were made based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q  WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal
Reserve Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value
of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  99.3%
           ALABAMA  1.6%
$ 3,515    Hoover, AL Brd Ed Cap Outlay Tax Antic Wts
           (MBIA Insd) (a)............................. 5.250%   02/15/15   $  3,548,217
  1,000    Valley, AL Spl Care Fac Fin Auth Rev Lanier
           Mem Hosp Ser A.............................. 5.600    11/01/16        833,990
                                                                            ------------
                                                                               4,382,207
                                                                            ------------
           ARIZONA  2.0%
  1,000    Coconino Cnty, AZ Pollutn Ctl Corp Rev
           Pollutn Ctl NV Pwr Co Ser B................. 5.800    11/01/32        871,990
  2,130    Phoenix, AZ Indl Dev Auth Govt Office Lease
           Capital Mall LLC Proj (AMBAC Insd).......... 5.250    09/15/17      2,135,346
  2,455    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)....................................... 7.250    07/15/10      2,576,154
                                                                            ------------
                                                                               5,583,490
                                                                            ------------
           CALIFORNIA  11.6%
  7,195    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impt Proj C (FSA Insd).......   *      09/01/21      2,305,710
  1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
           Proj Ser C (FSA Insd)....................... 6.000    09/01/16      1,458,067
  4,600    California St Pub Wks Brd Lease Rev Var Univ
           CA Proj A Rfdg.............................. 5.500    06/01/10      4,892,146
  5,905    California St Pub Wks Brd Lease Rev Var Univ
           CA Proj A Rfdg.............................. 5.500    06/01/14      6,294,080
  2,000    East Bay, CA Mun Util Dist Wtr Sys Rev (MBIA
           Insd)....................................... 4.750    06/01/28      1,807,340
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/18      1,915,700
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Sr Lien Ser A (Prerefunded @ 01/01/07)...... 6.500    01/01/32      2,259,360
 11,500    Los Angeles, CA Dept Wtr & Pwr Elec Plant
           Rev Crossover Rfdg (FGIC Insd).............. 5.375    09/01/23     11,454,690
                                                                            ------------
                                                                              32,387,093
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           COLORADO  3.9%
$ 7,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
           Rev E-470 Proj Ser C
           (Prerefunded @ 08/31/05)....................   *      08/31/26   $  1,309,050
  1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
           Rev E-470 Proj Ser B (Prerefunded @
           08/31/05) (Var Rate Cpn).................... 7.000%   08/31/26      1,151,940
  1,250    Colorado Hlth Facs Auth Rev Hosp Portercare
           Adventist Hlth.............................. 6.500    11/15/31      1,230,387
    895    Denver, CO City & Cnty Arpt Rev Ser B....... 7.250    11/15/07        952,942
  2,650    Denver, CO City & Cnty Arpt Rev Ser B....... 7.250    11/15/05      2,821,561
    105    Denver, CO City & Cnty Arpt Rev Ser B
           (Prerefunded @ 11/15/02).................... 7.250    11/15/07        112,853
  1,500    Denver, CO City & Cnty Arpt Rev Ser D....... 7.750    11/15/13      1,812,750
  2,500    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser
           B (MBIA Insd)...............................   *      09/01/11      1,491,500
                                                                            ------------
                                                                              10,882,983
                                                                            ------------
           CONNECTICUT  1.1%
  3,035    Connecticut St Dev Auth Pkg Fac Hartford
           Hosp Rev (MBIA Insd)........................ 6.875    10/01/06      3,116,733
                                                                            ------------

           FLORIDA  3.2%
  1,020    Florida Hsg Fin Agy Single Family Mtg Ser A
           Rfdg (GNMA Collateralized).................. 6.550    07/01/14      1,084,913
  2,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
           Ctl Rev Tampa Elec Proj Rfdg................ 8.000    05/01/22      2,119,040
  2,100    Pinellas Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev Multi Cnty Ser A
           (GNMA Collateralized)....................... 6.650    08/01/21      2,193,303
  3,750    Tampa Bay Wtr FL Util Sys Rev Ser A
           (FGIC Insd)................................. 4.750    10/01/27      3,348,937
                                                                            ------------
                                                                               8,746,193
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           GEORGIA  0.6%
$ 1,500    Atlanta, GA Wtr & Wastewtr Rev Ser A (FGIC
           Insd)....................................... 5.500%   11/01/22   $  1,554,870
    180    Municipal Elec Auth GA Proj One Subser A
           (Escrowed to Maturity) (AMBAC Insd)......... 6.000    01/01/04        190,539
                                                                            ------------
                                                                               1,745,409
                                                                            ------------
           ILLINOIS  9.3%
  3,750    Bolingbrook, IL Cap Apprec Ser B
           (MBIA Insd).................................   *      01/01/32        607,462
  4,000    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
           (FGIC Insd).................................   *      12/01/23      1,065,640
  4,760    Chicago, IL Brd Ed Ser A (MBIA Insd)........ 5.500    12/01/28      4,761,618
  3,365    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd)......................   *      01/01/17      1,362,892
  3,930    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized)....................... 7.000    09/01/27      4,356,916
    735    Chicago, IL Single Family Mtg Rev Ser B
           (GNMA Collateralized)....................... 7.625    09/01/27        839,760
  2,540    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
           Apprec (FGIC Insd)..........................   *      12/01/15      1,141,070
  4,500    Cook Cnty, IL Ser A (FGIC Insd)............. 5.500    11/15/31      4,505,040
  1,000    Illinois Dev Fin Auth Rev Cmnty Rehab
           Providers Fac Ser A......................... 7.375    07/01/25      1,010,840
  4,305    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
           Rfdg (b).................................... 6.000    11/15/10      4,410,300
  1,620    Peoria, Moline & Freeport, IL Coll Mtg Ser A
           (GNMA Collateralized)....................... 7.600    04/01/27      1,773,884
                                                                            ------------
                                                                              25,835,422
                                                                            ------------
           INDIANA  2.9%
  4,000    East Chicago, IN Elementary Sch Bldg Corp
           First Mtg Ser A............................. 6.250    07/05/08      4,390,440
  3,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
           Regl Hosp Rfdg (FSA Insd) (b)............... 7.000    08/15/15      3,559,320
                                                                            ------------
                                                                               7,949,760
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           IOWA  0.4%
$ 1,200    Ottumwa, IA Hosp Fac Rev Ottumwa Regl Hlth
           Rfdg & Impt................................. 6.000%   10/01/18   $  1,110,960
                                                                            ------------

           KANSAS  1.5%
  2,280    Johnson Cnty, KS Uni Sch Dist No 233 Ser B
           Rfdg (FGIC Insd)............................ 5.500    09/01/12      2,443,909
  1,715    Kansas St Dev Fin Auth Rev Pub Wtr Supply
           Revolving Ln 2 (AMBAC Insd)................. 5.750    04/01/15      1,817,883
                                                                            ------------
                                                                               4,261,792
                                                                            ------------
           KENTUCKY  1.8%
  1,205    Christian Cnty, KY Pub Courthouse Corp Lease
           Rev Dist Court Fac Proj..................... 5.125    08/01/19      1,181,117
  4,325    Louisville & Jefferson Cnty, KY Metro Swr
           Dist Swr & Drain Sys Ser A (FGIC Insd)...... 4.750    05/15/28      3,873,340
                                                                            ------------
                                                                               5,054,457
                                                                            ------------
           LOUISIANA  2.4%
  2,000    New Orleans, LA Rfdg (FGIC Insd)............ 5.500    12/01/21      2,061,080
  2,000    New Orleans, LA Rfdg (FGIC Insd)............ 4.750    12/01/26      1,763,800
  2,800    Saint Charles Parish, LA Solid Waste Disp
           Rev LA Pwr & Lt Co Proj (FSA Insd).......... 7.050    04/01/22      2,862,188
                                                                            ------------
                                                                               6,687,068
                                                                            ------------
           MAINE  0.3%
    820    Maine St Hsg Auth Mtg Purp Ser C2........... 6.875    11/15/23        856,236
                                                                            ------------

           MARYLAND  0.3%
  1,000    Maryland St Econ Dev Corp Student Hsg Rev
           Collegiate Hsg Towson Ser A................. 5.750    06/01/29        928,540
                                                                            ------------

           MASSACHUSETTS  1.4%
  1,000    Massachusetts St Hlth & Edl Facs Auth Rev
           Saint Mem Med Cent Ser A.................... 6.000    10/01/23        761,810
  3,065    Massachusetts St Hsg Fin Agy Hsg Rev Insd
           Rental Ser A Rfdg (AMBAC Insd).............. 6.600    07/01/14      3,217,729
                                                                            ------------
                                                                               3,979,539
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MICHIGAN  4.3%
$ 1,000    Battle Creek, MI Downtown Dev Auth Tax
           Increment Rev (Prerefunded @ 5/01/04)....... 7.600%   05/01/16   $  1,126,420
  1,000    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Cent................... 5.250    05/15/26        751,950
  3,300    Michigan St Bldg Auth Rev Ser 2 (MBIA
           Insd)....................................... 6.250    10/01/20      3,380,355
  1,500    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Hsg Orion Four Ser A (Var Rate
           Cpn)........................................ 6.250    08/01/39      1,505,835
  1,500    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Ser A Rfdg (GNMA
           Collateralized)............................. 6.600    04/01/30      1,567,080
  4,000    Wayne Charter Cnty, MI Arpt Rev Detroit
           Metro Wayne Cnty Ser A (MBIA Insd).......... 5.000    12/01/28      3,686,200
                                                                            ------------
                                                                              12,017,840
                                                                            ------------
           MISSISSIPPI  2.6%
  2,000    Mississippi Bus Fin Corp Miss Pollutn Ctl
           Rev Sys Energy Res Inc Proj Rfdg............ 5.900    05/01/22      1,823,120
  4,000    Mississippi Dev Bank Spl Oblig Cap Proj &
           Equip Prog Ser A (AMBAC Insd)............... 5.000    07/01/31      3,726,240
  1,550    Mississippi Dev Bank Spl Oblig Madison Cnty
           Hosp Proj................................... 6.400    07/01/29      1,615,813
                                                                            ------------
                                                                               7,165,173
                                                                            ------------
           MISSOURI  0.6%
  1,500    Saint Louis Cnty, MO Mtg Rev Ctfs Rcpt Ser H
           (GNMA Collateralized)....................... 5.400    07/01/18      1,512,435
                                                                            ------------

           NEVADA  1.5%
  2,970    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg (AMBAC Insd)..................... 7.200    10/01/22      3,159,961
  1,000    Washoe Cnty, NV Wtr Fac Rev Var Sierra Pac
           Pwr Co Rfdg (Var Rate Cpn).................. 5.750    03/01/36      1,000,000
                                                                            ------------
                                                                               4,159,961
                                                                            ------------
           NEW JERSEY  2.8%
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd)............. 6.000    07/01/06      1,097,640
  4,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
           Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
           Insd)....................................... 5.450    02/01/32      4,020,400
  2,500    Secaucus, NJ Muni Util Auth Swr Rev
           Ser A Rfdg.................................. 6.000    12/01/08      2,685,700
                                                                            ------------
                                                                               7,803,740
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK  10.2%
$ 2,500    New York City Ser A......................... 7.000%   08/01/04   $  2,738,000
  3,950    New York City Ser A1........................ 6.375    08/01/10      4,293,294
  1,050    New York City Ser A1
           (Prerefunded @ 08/01/05).................... 6.375    08/01/10      1,166,970
  2,000    New York City Ser B1 (Prerefunded @
           08/15/04) (MBIA Insd)....................... 6.950    08/15/12      2,223,940
  1,800    New York City Ser E Rfdg.................... 6.600    08/01/03      1,913,904
  1,250    New York St Dorm Auth Lease Rev Muni Hlth
           Facs Impt Pgm Ser 1 (FSA Insd).............. 4.750    01/15/29      1,122,412
  1,000    New York St Dorm Auth Rev City Univ Third
           Genl Res Ser 2 (Prerefunded @ 07/01/04)
           (MBIA Insd)................................. 6.250    07/01/19      1,079,420
  2,500    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)................... 4.750    08/01/27      2,240,300
  1,520    New York St Dorm Auth Rev Insd John T Mather
           Mem Hosp (Connie Lee Insd).................. 6.500    07/01/09      1,728,559
  2,545    New York St Dorm Auth Rev Secured Hosp Rfdg
           (MBIA Insd)................................. 5.200    02/15/14      2,586,280
    970    New York St Energy Res & Dev Auth St Service
           Contract Rev................................ 5.750    04/01/03      1,007,859
    835    New York St Energy Res & Dev Auth St Service
           Contract Rev................................ 5.400    04/01/04        872,525
    500    New York St Energy Res & Dev Auth St Service
           Contract Rev................................ 5.500    04/01/05        528,150
    500    New York St Energy Res & Dev Auth St Service
           Contract Rev................................ 5.500    04/01/06        531,225
  2,500    New York St Mtg Agy Rev Homeowner Mtg Ser
           79.......................................... 5.300    04/01/29      2,445,700
  2,000    New York St Urban Dev Corp Rev Correctional
           Fac Ser A Rfdg.............................. 5.500    01/01/16      2,028,160
                                                                            ------------
                                                                              28,506,698
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           OHIO  2.8%
$ 2,500    Cleveland, OH Arpt Sys Rev Ser A (FSA
           Insd)....................................... 5.000%   01/01/31   $  2,346,775
  1,000    Cuyahoga Cnty, OH Hosp Facs Rev
           Canton Inc Proj............................. 7.500    01/01/30      1,039,340
  1,000    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
           Sys Ser B Rfdg (MBIA Insd).................. 5.250    06/01/08      1,040,860
  1,040    Lorain Cnty, OH Hosp Rev EMH Regl Med Cent
           Rfdg (AMBAC Insd)........................... 7.750    11/01/13      1,208,459
  1,000    Rocky River, OH City Sch Dist............... 5.375    12/01/17      1,026,530
  1,065    Strongsville, OH............................ 6.700    12/01/11      1,212,609
                                                                            ------------
                                                                               7,874,573
                                                                            ------------
           OKLAHOMA  1.6%
  1,000    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev
           (AMBAC Insd)................................ 6.250    11/01/22      1,089,040
  2,960    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
           Cent Proj Rfdg (Connie Lee Insd)............ 6.250    06/01/07      3,281,930
                                                                            ------------
                                                                               4,370,970
                                                                            ------------
           OREGON  0.8%
  2,150    Oregon St Vets Welfare Ser 76A.............. 6.050    10/01/28      2,230,002
                                                                            ------------

           PENNSYLVANIA  8.5%
  3,000    Allegheny Cnty, PA Port Auth Spl Rev Transn
           (FGIC Insd)................................. 5.000    03/01/29      2,817,720
  1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
           Partners Proj Rfdg (LOC: Paribas)........... 6.650    05/01/10      1,021,360
  5,780    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
           Insd).......................................   *      09/01/20      1,948,207
  1,500    Pennsylvania Econ Dev Fin Auth Res Recovery
           Rev Colver Proj Ser D....................... 7.050    12/01/10      1,542,240
  1,650    Pennsylvania Hsg Fin Agy Single Family Ser
           56A......................................... 6.150    10/01/27      1,703,906
  1,500    Philadelphia, PA (FSA Insd)................. 5.000    09/15/31      1,390,620
  2,000    Philadelphia, PA Gas Wks Rev Second Ser (FSA
           Insd)....................................... 5.000    07/01/29      1,861,520
  7,500    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
           (FSA Insd).................................. 6.250    07/01/08      8,026,725
  2,000    Pittsburgh & Allegheny Cnty, PA Pub
           Auditorium Hotel Room (AMBAC Insd).......... 5.125    02/01/35      1,886,480
  1,315    State Pub Sch Bldg Auth PA Sch Rev
           Burgettstown Sch Dist Ser D (Prerefunded @
           02/01/05) (MBIA Insd)....................... 6.450    02/01/10      1,435,954
                                                                            ------------
                                                                              23,634,732
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           SOUTH DAKOTA  0.5%
$ 1,375    Deadwood, SD Ctfs Partn (ACA Insd).......... 6.375%   11/01/20   $  1,410,324
                                                                            ------------

           TENNESSEE  1.6%
  2,500    Harpeth Vly Utils Dist TN Davidson &
           Williamson Cntys Rev (MBIA Insd)............ 5.250    09/01/17      2,542,450
  1,300    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev First Mtg Ser A Rfdg (MBIA Insd)........ 7.500    07/01/25      1,558,531
    350    Tennessee Hsg Dev Agy Mtg Fin Ser A......... 7.125    07/01/26        363,041
                                                                            ------------
                                                                               4,464,022
                                                                            ------------
           TEXAS  6.1%
  2,335    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd)... 6.250    09/01/14      2,575,178
  2,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Hermann Hosp Proj (Prerefunded @ 10/01/04)
           (MBIA Insd)................................. 6.375    10/01/24      2,189,620
  1,000    Harris Cnty, TX Hlth Facs Dev Corp Hosp Rev
           Mem Hermann Hlthcare Ser A (a).............. 6.375    06/01/29      1,002,300
  2,840    Harris Cnty, TX Toll Rd Sub Lien Rev Rfdg... 6.750    08/01/14      2,920,826
  4,000    Matagorda Cnty, TX Nav Dist No 1 Rev (MBIA
           Insd)....................................... 5.150    11/01/29      3,775,000
  1,000    Mesquite, TX Hlth Fac Dev Christian Care
           Retirement Fac Ser A........................ 7.625    02/15/28        997,560
  1,500    Metropolitan Hlth Facs Dev Corp TX Wilson N
           Jones Mem Hosp Proj......................... 7.250    01/01/31      1,488,930
  2,000    Texas St Wtr Fin Assistance................. 5.500    08/01/35      1,996,440
                                                                            ------------
                                                                              16,945,854
                                                                            ------------
           UTAH  0.3%
    705    Utah St Hsg Fin Agy Single Family Mtg Sr
           Issue Ser B-2 (FHA Gtd)..................... 6.500    07/01/15        725,403
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE

           VIRGINIA  2.7%
$ 2,000    Fairfax Cnty, VA Ctfs Partn................. 5.300%   04/15/23   $  1,990,960
    625    Fredericksburg, VA Indl Dev Auth Hosp Facs
           Rev (Prerefunded @ 08/15/01) (Inverse Fltg)
           (FGIC Insd) (c)............................. 9.367    08/15/23        660,938
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj............. 6.500    08/01/10      1,681,530
  2,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...... 6.900    03/01/19      2,176,960
  1,000    Virginia St Hsg Dev Auth Multi-Family
           Ser E Rfdg.................................. 5.900    11/01/17      1,018,710
                                                                            ------------
                                                                               7,529,098
                                                                            ------------
           WASHINGTON  0.7%
  1,000    Quinault Indian Nation, WA Quinault Beach
           Ser A Rfdg & Impt........................... 5.800    12/01/15      1,002,620
  1,000    Washington St Higher Ed Facs Auth Rev
           Gonzaga Univ Proj Rfdg (MBIA Insd).......... 4.750    04/01/22        904,540
                                                                            ------------
                                                                               1,907,160
                                                                            ------------
           WEST VIRGINIA  2.2%
    500    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev West PA Pwr Co Ser C (AMBAC
           Insd)....................................... 6.750    08/01/24        545,080
  3,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      3,145,620
  2,215    West Virginia St Wtr Dev Auth Wtr Dev Rev Ln
           Pgm II Ser A (Prerefunded @ 11/01/04) (FSA
           Insd)....................................... 6.750    11/01/33      2,475,949
                                                                            ------------
                                                                               6,166,649
                                                                            ------------
           WISCONSIN  1.9%
  2,550    Wisconsin Hsg & Econ Dev Auth Home Ownership
           Rev Ser F................................... 5.250    07/01/29      2,393,201
  2,490    Wisconsin St Hlth & Edl Fac Auth Rev Bellin
           Mem Hosp (AMBAC Insd)....................... 6.625    02/15/08      2,765,270
                                                                            ------------
                                                                               5,158,471
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PUERTO RICO  3.3%
$ 8,000    Puerto Rico Comwlth Hwy & Transn Auth Hwy
           Rev Ser Y Rfdg (FSA Insd)................... 6.250%   07/01/21   $  9,133,520
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  99.3%
  (Cost $263,458,171)....................................................    276,224,507
SHORT-TERM INVESTMENTS  1.0%
  (Cost $2,800,000)......................................................      2,800,000
                                                                            ------------
TOTAL INVESTMENTS  100.3%
  (Cost $266,258,171)....................................................    279,024,507
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)............................       (697,688)
                                                                            ------------
NET ASSETS  100.0%.......................................................   $278,326,819
                                                                            ============

*  Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $266,258,171).......................    $279,024,507
Cash........................................................          44,573
Receivables:
  Interest and Fees.........................................       4,256,411
  Investments Sold..........................................         126,266
Other.......................................................           4,668
                                                                ------------
    Total Assets............................................     283,456,425
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,641,722
  Investment Advisory Fee...................................         150,002
  Income Distributions--Preferred Shares....................          56,744
  Administrative Fee........................................          46,157
  Affiliates................................................           3,385
Trustees' Deferred Compensation and Retirement Plans........         134,570
Accrued Expenses............................................          97,026
                                                                ------------
    Total Liabilities.......................................       5,129,606
                                                                ------------
NET ASSETS..................................................    $278,326,819
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 4,600 issued with liquidation preference of
  $25,000 per share)........................................    $115,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................         116,813
Paid in Surplus.............................................     172,387,137
Net Unrealized Appreciation.................................      12,766,336
Accumulated Undistributed Net Investment Income.............         574,219
Accumulated Net Realized Loss...............................     (22,517,686)
                                                                ------------
    Net Assets Applicable to Common Shares..................     163,326,819
                                                                ------------
NET ASSETS..................................................    $278,326,819
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($163,326,819 divided by
  11,681,272 shares outstanding)............................    $      13.98
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $ 7,859,083
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        905,745
Administrative Fee..........................................        278,691
Preferred Share Maintenance.................................        160,652
Trustees' Fees and Related Expenses.........................         18,261
Legal.......................................................         10,226
Custody.....................................................          8,326
Other.......................................................         95,130
                                                                -----------
    Total Expenses..........................................      1,477,031
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 6,382,052
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 1,364,197
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,449,838
  End of the Period.........................................     12,766,336
                                                                -----------
Net Unrealized Appreciation During the Period...............      1,316,498
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 2,680,695
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 9,062,747
                                                                ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  6,382,052        $ 13,156,545
Net Realized Gain/Loss.............................      1,364,197            (374,118)
Net Unrealized Appreciation During the Period......      1,316,498           6,674,956
                                                      ------------        ------------
Change in Net Assets from Operations...............      9,062,747          19,457,383
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (4,380,299)         (9,110,972)
  Preferred Shares.................................     (2,183,728)         (4,615,615)
                                                      ------------        ------------
Total Distributions................................     (6,564,027)        (13,726,587)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      2,498,720           5,730,796
NET ASSETS:
Beginning of the Period............................    275,828,099         270,097,303
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $574,219
  and $756,194, respectively)......................   $278,326,819        $275,828,099
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX
                                                         MONTHS
                                                          ENDED
                                                        APRIL 30,    --------------------
                                                          2001         2000        1999
                                                        ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........     $13.77      $  13.28    $  15.08
                                                         ------      --------    --------
  Net Investment Income.............................        .55          1.13        1.12
  Net Realized and Unrealized Gain/Loss.............        .23           .54       (1.82)
                                                         ------      --------    --------
Total from Investment Operations....................        .78          1.67        (.70)
                                                         ------      --------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................        .38           .78         .78
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        .19           .40         .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................        -0-           -0-         -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        -0-           -0-         -0-
                                                         ------      --------    --------
Total Distributions.................................        .57          1.18        1.10
                                                         ------      --------    --------
NET ASSET VALUE, END OF THE PERIOD..................     $13.98      $  13.77    $  13.28
                                                         ======      ========    ========

Market Price Per Share at End of the Period.........     $12.28      $11.8125    $11.5625
Total Investment Return at Market Price (b).........      7.12%**       9.19%     -12.84%
Total Return at Net Asset Value (c).................      4.24%**       9.91%      -7.06%
Net Assets at End of the Period (In millions).......     $278.3      $  275.8    $  270.1
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares*.................................      1.79%         1.85%        1.79
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................      5.10%         5.48%       5.50%
Portfolio Turnover..................................        22%**         22%         25%
*Ratio of Expenses to Average Net Assets Including
  Preferred Shares..................................      1.06%         1.06%       1.06%
** Non-Annualized

(a) Net Asset Value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                            JUNE 25, 1993
                                                            (COMMENCEMENT
YEAR ENDED OCTOBER 31                                       OF INVESTMENT
--------------------------------------------------------    OPERATIONS) TO
         1998       1997      1996      1995      1994     OCTOBER 31, 1993
---------------------------------------------------------------------------
       $  14.51   $  13.88   $ 13.72   $ 12.20   $ 15.58        $14.77
       --------   --------   -------   -------   -------        ------
           1.12       1.13      1.14      1.15      1.11           .31
            .57        .60       .12      1.55     (3.28)          .71
       --------   --------   -------   -------   -------        ------
           1.69       1.73      1.26      2.70     (2.17)         1.02
       --------   --------   -------   -------   -------        ------
            .78        .75       .75       .80       .90           .15
            .34        .35       .35       .38       .25           .06
            -0-        -0-       -0-       -0-       .05           -0-
            -0-        -0-       -0-       -0-       .01           -0-
       --------   --------   -------   -------   -------        ------
           1.12       1.10      1.10      1.18      1.21           .21
       --------   --------   -------   -------   -------        ------
       $  15.08   $  14.51   $ 13.88   $ 13.72   $ 12.20        $15.58
       ========   ========   =======   =======   =======        ======

       $14.0625   $12.6875   $11.625   $11.375   $ 10.50        $15.00
         17.23%     16.02%     8.98%    16.07%   -24.59%         1.01%**
          9.50%     10.24%     6.82%    19.54%   -16.14%         4.87%**
       $  291.1   $  284.5   $ 277.1   $ 275.2   $ 257.5        $297.0
          1.79%      1.83%     1.90%     1.94%     1.82%         1.59%
          5.20%      5.56%     5.77%     5.88%     6.11%         4.76%
            13%        23%       37%       58%      115%           55%**
          1.08%      1.08%     1.10%     1.10%     1.06%         1.11%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $186,625.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $23,881,883 which will expire between October 31, 2002 and October 31, 2008.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $266,258,171; the aggregate gross unrealized appreciation is $14,523,368 and the aggregate gross unrealized depreciation is $1,757,032, resulting in net unrealized appreciation on long- and short-term investments of $12,766,336.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $2,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $17,600 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $60,999,919 and $62,933,034, respectively.

4. PREFERRED SHARES

As of April 30, 2001, the Trust has outstanding 4,600 Auction Preferred Shares ("APS") in three series. Series A and B each contain 1,600 shares while Series C contains 1,400 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days through an auction process. The average rate in effect on April 30, 2001, was 3.822%. During the six months ended April 30, 2001, the rates ranged from 2.980% to 5.000%.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.